Webcast Presentation – October 26, 2017 Q3 2017 Earnings

2 Q3 Earnings Webcast 10/26/17 Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; product or other cost fluctuations; expansion of business activities; personnel turnover or labor cost increases; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; exchange rate fluctuations; legal or regulatory matters; litigation, disputes, contingencies or claims; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; stock market, economic or political instability; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2016 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non- GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

3 Q3 Earnings Webcast 10/26/17 Q3 2017 Highlights …performance exceeded outlook • Third quarter results exceeded our expectations • Improved business momentum across all end markets and geographies • Reported sales were up 8%, organic sales were up 9% ‒ Highest growth rate in over 5 years ‒ Organic sales were up 6% in the U.S. ‒ Organic sales were up 13% in Canada ‒ Organic sales were up 47% in International • Reported and organic sales were up 5% sequentially • Hurricane impact was less than one point of sales growth • Estimated pricing impact +1% • October MTD sales up high single digits • Q3 backlog was flat sequentially versus typical seasonal decline • Oil & gas customers represent approximately 6% of sales 3.2 (3.0) (5.3) (7.6) (6.7) (3.1) (6.2) (3.6) (1.7) 1.0 8.6 Organic Growth (%) Jul 8% Aug 8% Sept 10% Note: Organic growth excludes the impact of acquisitions in the first year of ownership, foreign exchange rates and number of workdays. See appendix for non-GAAP reconciliations. Q1 Q2 Q3 Q4 2015 Q1 2016 Q2 Q3 Q4 Q1 2017 Q2 Q3

Industrial End Market

Organic Sales Growth versus Prior Year


37%
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial
2016
(10.2%)
(13.7%)
(10.1%)
(10.1%)
(6.8%)
1.2%
6.0%
11.2%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017

Note: See appendix for non-GAAP reconciliations.

- Q3 2017 Sales
  - Organic sales were up 11% versus prior year (up 5% in the U.S. and up 22% in Canada in local currency)
  - Up 2% sequentially
- Increasing business momentum with industrial customers
- Sales growth was broad-based across the U.S. and Canada
- Global Account and Integrated Supply opportunity pipeline and bidding activity levels remain strong
- Customer trends include continued high expectations for supply chain process improvements, cost reductions, and supplier consolidation



Secured a new global account customer and awarded a multi-year contract to supply electrical MRO products across multiple plants in North America for an automotive components manufacturer.

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Q3 Earnings Webcast 10/26/17

5 Q3 Earnings Webcast 10/26/17 (3.6%) 2.3% (5.5%) (1.9%) (3.6%) (4.4%) 6.0% • Q3 2017 Sales − Organic sales were up 6% versus prior year (up 5% in the U.S. and up 6% in Canada in local currency) − Up 8% sequentially • Increasing business momentum with construction/contractor customers • Sales growth was broad-based across the U.S. and Canada • Backlog is up 7% versus prior year and is up 15% versus December 2016 year-end • Expecting modest uptrend in non-residential construction to continue • Non-residential construction market still below its prior peak in 2008 • Non-Residential • Contractors Construction 33% Organic Sales Growth versus Prior Year Construction End Market Awarded a contract for LED lighting upgrades for the retail locations of a commercial bank across all provinces in Canada. Note: See appendix for non-GAAP reconciliations. Q2 2016 Q1 2016 Q3 2016 Q4 2016 2016 (2.2%) Q1 2017 Q2 2017 Q3 2017

6 Q3 Earnings Webcast 10/26/17 Utility End Market Organic Sales Growth versus Prior Year 15% Utility • Investor Owned • Public Power • Utility Contractors • Q3 2017 Sales − Organic sales were up 9% versus prior year (up 8% in the U.S. and up 10% in Canada in local currency) − Up 12% sequentially − Excluding exited contract, organic sales up 18% versus prior year (up 19% in the U.S.) • Hurricane impact was approximately four points of sales growth • Continued scope expansion and value creation with investor- owned utility, public power, and generation customers • Continued interest in Integrated Supply solution offerings • Secular improvement in housing market, renewables growth, and consolidation trend within Utility industry remain positive catalysts for future spending Renewed a long-term agreement to provide transmission and distribution materials to an investor owned utility. 0.6% 0.6% (1.7%) 2.6% (4.5%) (4.4%) 8.6% 2016 0.5% Q3 2016 Q2 2016 Q1 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Note: See appendix for non-GAAP reconciliations.

7 Q3 Earnings Webcast 10/26/17 CIG End Market • Q3 2017 Sales − Organic sales were up 9% versus prior year (up 5% in the U.S. and up 34% in Canada in local currency) − Flat sequentially • Technical expertise and supply chain solutions driving positive momentum in datacenter, broadband, and cloud technology projects • Increasing momentum seen in LED lighting retrofits, FTTX deployments, broadband build outs, and cyber and physical security for critical infrastructure protection Organic Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 15% Awarded a contract to provide electrical distribution and control equipment for a large airport expansion and renovation project. Note: See appendix for non-GAAP reconciliations. 0.4% 0.8% (1.6%) (5.8%) (2.0%) 7.4% 9.0% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 2016 (1.7%)

8 Q3 Earnings Webcast 10/26/17 Q3 2017 Results Outlook Actual YOY Sales 2% to 5% $2.00B Up 7.8% Gross Margin 19.3% Down 40 bps; Up 10 bps sequentially SG&A $280M, 14.0% Up 10%, Up 20 bps Operating Profit $89M Down 4% Operating Margin 4.2% to 4.6% 4.5% Down 50 bps; Up 10 bps sequentially Effective Tax Rate ~27% 25.5% Down 250 bps, as adjusted 5.5% Growth 240 bps 430 bps $2.00B $1.86B Q3 2017 Sales International Canada U.S. Q3 2016 Sales 160 bps 12.7% Growth 46.5% Growth 8.6% Organic Growth 7.8% Growth Note: See appendix for non-GAAP reconciliations. Foreign Exchange 80 bps Workday Impact 190 bps

9 Q3 Earnings Webcast 10/26/17 Diluted EPS Walk Q3 2016 Adjusted (1) $1.05) Core operations (Reflects favorable operating leverage, offset by the planned restoration of variable compensation versus prior year) (0.01)) Foreign exchange 0.02 Tax 0.02 Share count (Repurchased $50 million of shares in both Q2 and Q3) 0.04 2017 $1.12) (1) See appendix for non-GAAP reconciliations.

10 Q3 Earnings Webcast 10/26/17 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Cash Generation 204.0 65.1 2016 YTD 2017 YTD Free Cash Flow ($ Millions) Note: See appendix for non-GAAP reconciliations. 46% of net income 150% of adjusted net income > $1B of free cash flow over last 4 years Target Leverage 2.0x – 3.5x 3.7X Leverage (Total Par Debt to TTM EBITDA) 2015 2016 2017 Lower free cash flow driven by an increase in working capital to support sales growth

11 Q3 Earnings Webcast 10/26/17 2017 Outlook Q4 FY (Current) FY (Previous) Sales 5% to 8% 3% to 4% 1% to 3% Operating Margin 3.9% to 4.3% 4.1% to 4.3% 4.1% to 4.3% Effective Tax Rate ~ 27% ~ 26% ~ 27% Diluted EPS $3.75 to $3.95 $3.60 to $3.90 Free Cash Flow >90% of net income >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.80 in Q4. See appendix for non-GAAP reconciliations.

12 Q3 Earnings Webcast 10/26/17 Appendix NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, financial leverage, free cash flow, adjusted net income and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, the use of debt and liquidity on a comparable basis. Additionally, certain of the aforementioned non-GAAP measures either focus on or exclude transactions impacting comparability of results, allowing investors to more easily compare the Company’s financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

WESCO Profile 2017

Markets & Customers


15%
15%
37%
33%

Industrial
Global Accounts | Integrated Supply
OEM | General Industrial

Construction
Non-Residential | Contractors

Utility
Investor Owned | Public Power
Utility Contractors

CIG
Commercial | Institutional | Government

Products & Services


8%
10%
40%
12%
15%
15%

General Supplies

Communications & Security

Wire, Cable & Conduit

Lighting & Sustainability

Electrical Distribution & Controls

Automation, Controls & Motors

Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis.

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Q3 Earnings Webcast 10/26/17

14 Q3 Earnings Webcast 10/26/17 Sales Growth 2015 2016 2017 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Change in Net Sales 0.3 (4.4) (7.4) (6.7) (4.7) (2.2) (0.3) (3.6) (3.7) (2.4) (0.2) (0.1) 7.8 Acquisition Impact 1.2 1.6 2.0 3.0 2.0 3.9 3.7 2.9 1.8 3.1 0.9 Core (0.9) (6.0) (9.4) (9.7) (6.7) (6.1) (4.0) (6.5) (5.5) (5.5) (1.1) (0.1) 7.8 FX Impact (2.5) (3.0) (4.1) (3.7) (3.4) (2.6) (0.9) (0.3) (0.3) (1.0) 0.6 (1.1) 0.8 Workday Impact (1.6) 1.6 3.2 (1.6) 0.4 (1.6) Organic 3.2 (3.0) (5.3) (7.6) (3.3) (6.7) (3.1) (6.2) (3.6) (4.9) (1.7) 1.0 8.6 (%) Note: Core sales growth excludes acquisitions during the first year of ownership.

15 Q3 Earnings Webcast 10/26/17 Q3 2017 Sales Growth – Geography U.S. Canada International Total Change in net sales (USD) 3.9 14.7 47.6 7.8 Impact from acquisitions - - - - Impact from foreign exchange rates - 3.6 2.7 0.8 Impact from number of workdays (1.6) (1.6) (1.6) (1.6) Organic sales growth 5.5 12.7 46.5 8.6 (%)

16 Q3 Earnings Webcast 10/26/17 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Q3 2017 vs. Q3 2016 Q3 2017 vs. Q2 2017 Q3 Q3 Q3 Q2 2017 2016 % Growth 2017 2017 % Growth Industrial Core 726 658 10.3% 726 714 1.6% Construction Core 678 642 5.6% 678 626 8.3% Utility Core 314 292 7.5% 314 284 10.7% CIG Core 292 270 8.0% 292 293 (0.5)% Total Core Gross Sales 2,009 1,862 7.9% 2,009 1,918 4.8% Total Gross Sales from Acquisitions - - - - - -00 Total Gross Sales 2,009 1,862 7.9% 2,009 1,918 4.8% Gross Sales Reductions/Discounts (9) (7) - (9) (8) -00 Total Net Sales 2,000 1,855 7.8% 2,000 1,910 4.7%

17 Q3 Earnings Webcast 10/26/17 Q3 2017 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth 10.3 5.6 7.5 8.0 7.8 FX Impact 0.7 1.2 0.5 0.6 0.8 Workday Impact (1.6) (1.6) (1.6) (1.6) (1.6) Organic Growth 11.2 6.0 8.6 9.0 8.6 (%)

18 Q3 Earnings Webcast 10/26/17 2029 Debentures Loss Non-GAAP Reconciliation (in millions, except for EPS) Q3 2016 YTD 2016 Reported Results Adjustments (1) Adjusted Results Reported Results Adjustments (1) Adjusted Results Operating profit $ 92.6 - $ 92.6 $ 250.0 - $ 250.0 Interest 20.8 - 20.8 59.1 - 59.1 Loss on redemption of convertible debentures 123.9 (123.9) - 123.9 (123.9) - (Loss) income before income taxes (52.1) 123.9 71.8 67.0 123.9 190.9 Taxes (21.1) 41.2 20.1 13.7 41.2 54.9 Effective tax rate 40.5% 28.0% 20.4% 28.8% Net (loss) income (31.0) 82.7 51.7 53.3 82.7 136.0 Less: Non-controlling interests 0.6 - 0.6 (0.9) - (0.9) Net (loss) income attributable to WESCO $ (31.6) 82.7 $ 51.1 $ 54.2 82.7 $ 136.9 Diluted Shares 43.4(2) 5.3 48.7 48.0 48.0 EPS $ (0.73) $ 1.05 $ 1.13 $ 2.85 (1) Loss on redemption of 2029 Debentures, related income tax benefit, and diluted shares (2) As a result of the net loss for the three months ended September 30, 2016, dilutive shares were not included in the calculation of diluted loss per share because their effect was antidilutive.

19 Q3 Earnings Webcast 10/26/17 Outstanding at December 31, 2016 Outstanding at September 30, 2017 Debt Maturity Schedule AR Revolver (V) 380 400 2018 Inventory Revolver (V) 4 32 2020 2019 Term Loans (V) 145 100 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 24 42 N/A Total Par Debt 1,403 1,424 Capital Structure Key Financial Metrics YE 2016 Q3 2017 Cash 110 94 Capital Expenditures 18 6 Free Cash Flow (1) 282 8 Liquidity (2) 705 742 ($ Millions) V = Variable Rate Debt 1 = Cash flow provided by operations less capital expenditures. F = Fixed Rate Debt 2 = Total availability under asset-backed credit facilities plus invested cash.

20 Q3 Earnings Webcast 10/26/17 Financial Leverage Twelve Months Ended September 30, 2017 Financial leverage ratio: Income from operations $ 322 Depreciation and amortization 64 EBITDA $ 386 September 30, 2017 Current debt and short-term borrowings $ 41 Long-term debt 1,368 Debt discount and deferred financing (1) 14 Total debt $ 1,423 Less: cash and cash equivalents $ 94 Total debt, net of cash $ 1,329 Financial leverage ratio 3.7X Financial leverage ratio, net of cash 3.4X (1) Long-term debt is presented in the condensed consolidated balance sheet as of September 30, 2017 net of deferred financing fees and debt discount. ($ Millions)

21 Q3 Earnings Webcast 10/26/17 2015 2016 YTD 2017 Amortization of Debt Discount(1) 6.1 3.0 0.2 Amortization of Deferred Financing Fees 6.1 3.6 2.8 FIN 48 (8.7) 1.2 - Total 3.5 7.8 3.0 Non-Cash Interest Expense (1) Includes convertible debt and term loan; the convertible debt was redeemed in Q3 2016. ($ Millions)

22 Q3 Earnings Webcast 10/26/17 Free Cash Flow Reconciliation YTD 2016 YTD 2017 Cash flow provided by operations 217.2 81.1 Less: Capital expenditures (13.2) (16.0) Free cash flow 204.0 65.1 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund other investing and financing activities. ($ Millions)

23 Q3 Earnings Webcast 10/26/17 Work Days Q1 Q2 Q3 Q4 FY 2015 62 64 64 63 253 2016 64 64 64 62 254 2017 64 64 63 62 253 2018 64 64 63 62 253